August 1, 2013
Supplemental Financial Information Presentation
Q2 2013
Information is as of June 30, 2013 except as otherwise noted.
It should not be assumed that investments made in the future will be profitable or will equal the performance of investments in this document.
Exhibit 99.2

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
Legal Disclaimer
We make forward-looking statements in this presentation and other filings we make with the Securities and Exchange Commission (“SEC”) within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. Forward-looking statements are subject to substantial risks and uncertainties, many of which are difficult to predict and are generally beyond our control. These forward-looking statements include information about possible or assumed future results of our business, financial condition, liquidity, results of operations, plans and objectives. When we use the words “believe,” “expect,” “anticipate,” “estimate,” “plan,”
“continue,” “intend,” “should,” “may” or similar expressions, we intend to identify forward-looking statements. Statements regarding the following subjects, among others, may be forward-looking: our business and investment strategy; our operating results; our ability to obtain and maintain financing arrangements;
the return on equity; the yield on investments; the ability to borrow to finance assets; and risks associated with investing in real estate assets, including changes in business conditions and the general economy.
The forward-looking statements are based on our beliefs, assumptions and expectations of our future performance, taking into account all information currently available to us. Forward-looking statements are not predictions of future events. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to us. Some of these factors are described under “Risk Factors,” and “Management’s Discussion and
Analysis of Financial Condition and Results of Operations” as included in ARI’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012 and other periodic reports filed with the Securities and Exchange Commission. If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for us to predict those events or how they may affect us. Except as required by law, we are not obligated to, and do not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
This presentation may contain statistics and other data that in some cases has been obtained from or compiled from information made available by third-party service providers.  Past performance is not indicative nor a guarantee of future returns.

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
Apollo Commercial Real Estate Finance, Inc.
2013 Second Quarter Earnings Call
August 1, 2013
Stuart Rothstein
Chief Executive Officer and President
Scott Weiner
Chief Investment Officer of the Manager
Megan Gaul
Chief Financial Officer
Hilary Ginsberg
Investor Relations Manager

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI – Financial Summary
(1) Operating Earnings is a non-GAAP financial measure that is used by the Company to approximate cash available for distribution and is defined by the Company as net income, computed in accordance with GAAP, adjusted for (i) equity-based  compensation expense
(a portion of which may become cash-based upon final vesting and settlement of awards should the holder elect net share settlement to satisfy income tax withholding) and (ii) any unrealized gains or losses or other non-cash items included in net income.  Please see slide 21 for a reconciliation of Operating Earnings and Operating Earnings per Share to GAAP net income and GAAP net income per share.
(2) Fixed charge coverage is EBITDA divided by interest expense plus the preferred stock dividends.
Income Statement June 30, 2013 June 30, 2012 % Change June 30, 2013 June 30, 2012 % Change
18,188 $       13,880 $            31.0% 36,324 $       28,309 $        28.3%
(955) $          (1,929) $              -50.5% (2,024) $       (5,171) $         -60.9%
Net interest income (in thousands)
17,233 $       11,951 $            44.2% 34,300 $       23,138 $        48.2%
0.31 $          0.41 $                 -24.4% 0.70 $          0.83 $            -15.7%
37,373,885 20,991,450 78.0% 33,946,329 20,978,938 61.8%
Balance sheet June 30, 2013 December 31, 2012 % Change
733,431 $     669,478 $           9.6%
542,119 $     444,320 $           22.0%
Common stockholders equity 599,744 $     460,674 $           30.2%
86,250 $       86,250 $            -
191,312 $     225,158 $           -15.0%
0.4x 0.5x
5.2x 3.3x
Three Months Ended Six Months Ended
Interest income (in thousands)
Interest expense (in thousands)
Operating earnings per share
(1)
Basic and diluted weighted average common
shares outstanding
Investments at amortized cost (in thousands)
Net equity in investments at cost (in thousands)
Preferred stockholders equity
Debt to common equity
Floating rate debt (in thousands)
Fixed charge coverage
(2)

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
$0.20
$0.29
$0.42
$0.39
$0.31
$0.40
$0.41
$0.31
$0.00
$0.20
$0.40
$0.60
$0.80
$1.00
Six Months Ended
June 30, 2010
Six Months Ended
June 30, 2011
Six Months Ended
June 30, 2012
Six Months Ended
June 30, 2013
ARI – Historical Overview
Operating Earnings per Share
(1)
Dividends per Common Share
Net Interest Income ($000s) Return on Common Equity Based on Operating Earnings (2)
(1) Operating Earnings is a non-GAAP financial measure that is used by the Company to approximate cash available for distribution and is defined by the Company as net income, computed in accordance with GAAP, adjusted for (i) equity-based compensation expense (a portion of which may become cash-based upon final vesting and settlement of awards should the holder elect net share settlement to satisfy income tax withholding) and (ii) any unrealized gains or losses or other non-cash items included in net income.  Please see slide 21 for a reconciliation of Operating Earnings and Operating
Earnings per Share to GAAP net income and GAAP net income per share.
(2) Return on common equity is calculated as annualized Operating Earnings for the period as a percentage of average stockholders equity for the period.
$0.35
$0.40 $0.40 $0.40
$0.35
$0.40 $0.40 $0.40
$0.00
$0.20
$0.40
$0.60
$0.80
$1.00
Six Months Ended
June 30, 2010
Six Months Ended
June 30, 2011
Six Months Ended
June 30, 2012
Six Months Ended
June 30, 2013
$0.70
$0.80 $0.80
$0.80
$3,902
$7,599
$11,187
$17,067
$5,056
$9,684
$11,951
$17,233
$0
$5,000
$10,000
$15,000
$20,000
$25,000
$30,000
$35,000
$40,000
Six Months Ended
June 30, 2010
Six Months Ended
June 30, 2011
Six Months Ended
June 30, 2012
Six Months Ended
June 30, 2013
4.3%
6.8%
10.4%
9.6%
6.7%
9.6%
10.0%
7.8%
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
Six Months Ended
June 30, 2010
Six Months Ended
June 30, 2011
Six Months Ended
June 30, 2012
Six Months Ended
June 30, 2013
Q1
Q1 Q1 Q1
Q2
Q2
Q2 Q2
$0.51
$0.69
$0.83
$0.70
$34,300
$23,138
$17,283
$8,958

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI – Historical Overview
Operating Earnings per Share
(1)
(1) Operating Earnings is a non-GAAP financial measure that is used by the Company to approximate cash available for distribution and is defined by the Company as net income, computed in accordance with GAAP, adjusted for (i) equity-based compensation expense (a portion of which may become cash-based upon final vesting and settlement of awards should the holder elect net share settlement to satisfy income tax withholding) and (ii) any unrealized gains or losses or other non-cash items included in net income.  Please see slide 21 for a reconciliation of Operating Earnings and Operating
Earnings per Share to GAAP net income and GAAP net income per share.
(2) Return on common equity is calculated as annualized Operating Earnings for the period as a percentage of average stockholders equity for the period.
Dividends per Common Share
Net Interest Income ($000s) Return on Common Equity Based on Operating Earnings   (2)
$1.50
$1.60
$1.60
$0.40
$0.40
$0.00
$0.40
$0.80
$1.20
$1.60
$2.00
2010 2011 2012 YTD 2013
$0.80
$1.09
$1.47
$1.50
$0.39
$0.31
$0.00
$0.40
$0.80
$1.20
$1.60
$2.00
2010 2011 2012 YTD 2013
$0.70
$21,771
$38,464
$48,677
$17,067
$17,233
$0
$10,000
$20,000
$30,000
$40,000
$50,000
$60,000
2010 2011 2012 YTD 2013
$34,300
10.8%
6.9%
9.6%
7.8%
0.0%
3.0%
6.0%
9.0%
12.0%
Q3 2012 Q4 2012 Q1 2013 Q2 2013

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI – Q2 Highlights
Financial Results & Earnings Per Share
Operating Earnings for the quarter ended June 30, 2013 of $11.7 million, or $0.31 per diluted common share
(1)
– Net interest income of $17.2 million for Q2 2013
– Total expenses of $4.0 million, comprised of management fees of $2.6 million, G&A of $1.0 million and non-cash stock based compensation of $0.4 million
– GAAP net income available to common stockholders for the quarter ended June 30, 2013 of $9.9 million, or $0.27 per diluted common share
Dividends
Declared a dividend of $0.40 per share of common stock for the quarter ended September 30, 2013
– 10.0% annualized dividend yield based on $15.98 closing price on July 30, 2013
Declared a dividend on the Company’s 8.625% Series A Cumulative Redeemable Perpetual Preferred Stock
of $0.5391 per share for stockholders of record on June 28, 2013
(1) Operating Earnings is a non-GAAP financial measure that is used by the Company to approximate cash available for distribution and is defined by the Company as net income, computed in accordance with GAAP, adjusted for (i) equity-based compensation expense (a portion of which may become cash-based upon final vesting and settlement of awards should the holder elect net share settlement to satisfy income tax withholding) and (ii) any unrealized gains or losses or other non-cash items included in net income.  Please see slide 21 for a reconciliation of Operating Earnings and Operating Earnings per Share to GAAP net income and GAAP net income per share.

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI – Q2 Highlights
Investment and Portfolio Activity
Mezzanine Loan – National Warehouse Portfolio
– $32 million fixed rate mezzanine loan secured by a pledge of the equity interests in the owner of 15 warehouse facilities totaling 2.8 million square feet spanning nine states
– 10-year term
– Underwritten LTV – 75%
– Underwritten  IRR
(1)
~ 12%
Mezzanine Loan – Multifamily Conversion, New York, NY
– $44 million floating rate mezzanine loan secured by a pledge of the equity interests in the owner of five adjacent commercial buildings totaling approximately 411,000 gross square feet that are expected to be converted into multifamily rental apartments in the Gramercy Park section of New York City
– 15-month term (one-year initial term and one three-month extension)
– Underwritten LTV – 78%
– Underwritten IRR
(1)
~ 14%
(1) The internal rates of return (“IRR”) for the investments listed reflect the returns underwritten by ACREFI Management, LLC (the “Manager”), calculated on a weighted average basis assuming no dispositions, early prepayments or defaults but assumes that extension options are exercised and that the cost of borrowings and derivative instruments under the Company’s master repurchase agreement with Wells Fargo Bank, N.A. (“Wells Facility”) remains constant over the remaining terms and extension terms under the facility. There can be no assurance the actual IRRs will equal the underwritten IRRs shown. See “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 for a discussion of some of the factors that could adversely impact the returns received by the Company from the investments over time.

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI – Q2 Highlights
Investment and Portfolio Activity
Repayments
– Principal repayment on a $15 million mezzanine loan secured by a hotel in New York City
– Received $1.2 million yield maintenance payment; Total realized IRR on investment – 19%
(1)
Portfolio Summary
Total investments with an amortized cost of $733 million at June 30, 2013
Current weighted average underwritten IRR of approximately 13.1% and levered weighted average underwritten IRR of approximately 14.2% at June 30, 2013
(1)
Book Value Per Share
GAAP book value of $16.26 per share as of June 30, 2013
Fair value of $16.55 per share as of June 30, 2013
(2)
(1) The IRR  for the investments listed reflect the returns underwritten by the Manager, calculated on a weighted average basis assuming no dispositions, early prepayments or defaults but assumes extensions are exercised and that the cost of borrowings and derivative instruments under the Wells Facility remains constant over the remaining terms and extension terms under the facility. The calculation also assumes extension options on the Wells Facility with respect to the Hilton CMBS are exercised.With respect to the mezzanine loan for the New York City multifamily condominium conversion that closed in December 2012 and the mezzanine loan for the New York City condominium construction that closed in January 2013, the IRR calculation assumes certain estimates with respect to the timing and magnitude of future fundings for the remaining commitments and associated loan repayments, as well as assuming no defaults.  IRR is the annualized effective compounded return rate that accounts for the time-value of money and represents the rate of return on an investment over a holding period expressed as a percentage of the investment. It is the discount rate that makes the net presentvalue of all cash outflows (the costs of investment) equal to the net present value of cash inflows (returns on investment).It is derived from the negative and positivecash flows resulting from or produced by each transaction (or for a transaction involving more than one investment, cash flows resulting from or produced by each of the investments), whether positive, such as investment returns, or negative, such as transaction expenses or other costs of investment, taking into account the dates on which such cash flows occurred or are expected to occur, and compounding interest accordingly. See “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 for a discussion of some of the factors that could adversely impact the returns received by the Company from the investments over time. Substantially all of the Company’s borrowings under the Company's master repurchase facility with JPMorgan Chase Bank, N.A. (the "JPMorgan Facility") were repaid. The Company's ability to achieve its levered weighted average underwritten IRR is additionally dependent upon the Company re-borrowing approximately $53 million under the JPMorgan Facility or any replacement facility. Without such re-borrowing, the levered weighted average IRR with regard to its portfolio of first mortgage loan will be significantly lower than the amount shown above, as indicated by the current weighted average underwritten IRR above.
(2) The Company carries loans at amortized cost and its commercial mortgage-backed securities (“CMBS”) are marked to market.  Management has estimated that the fair value of the Company’s financial assets at June 30, 2013 was approximately $10,6 million greater than the carrying value of the Company’s investment portfolio as of the same date.  This represents a premium of $0.29 per share over the Company's GAAP book value as of June 30, 2013.

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI – Subsequent Events
Investment Activity
Mezzanine Loan – Office Building, New York, NY
– $14.0 million fixed rate mezzanine loan (purchased for $13.6 million or ~ 97% of face value)
secured by a pledge of the equity interests in the owner of the office component of a 432,717 square foot building located in downtown New York City
– 10-year term
– Underwritten LTV – 70%
– Underwritten  IRR
(1)
~ 13%
(1) The IRRs for the investments listed reflect the returns underwritten by the Manager, calculated on a weighted average basis assuming no dispositions, early prepayments or defaults but assumes extensions are exercised and that the cost of borrowings and derivative instruments under the Wells Facility remains constant over the remaining terms and extension terms under this facility. There can be no assurance the actual IRRs will equal the underwritten IRRs shown. See “Risk Factors” in the Company’s Annual Report on Form 10-K
for the year ended December 31, 2012 for a discussion of some of the factors that could adversely impact the returns received by the Company from the investments over time.

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI – Portfolio Overview
Asset Type
($000s)
Amortized
Cost Borrowings
Equity
at Cost
Remaining
Weighted
Average Life
(years )
(1)
Current
Weighted
Average
IRR
(2)(3)
Levered
Weighted
Average
IRR
(4)
First Mortgage Loans
(2)
$143,492 $3 $143,489 2.1 11.0% 15.8%
Subordinate Loans 354,865 - 354,865 4.2 13.8 13.8
CMBS - AAA 165,553 144,200 21,353 1.4 15.8 15.8
CMBS - Hilton 69,521 47,109 22,412 2.4 12.6 12.6
Investments at June 30, 2013 $733,431 $191,312 $542,119 3.0 Years 13.1% 14.2%
(1)
(2)
(3)
(4)
As of June 30, 2013.

Remaining Weighted Average Life assumes all extension options are exercised.
Borrowings under the Company’s master repurchase facility with JPMorgan (the “JPMorgan Facility”) bear interest at LIBOR plus 250 basis points, or 2.7% at June 30, 2013. The IRR calculation further assumes the JPMorgan Facility or any replacement facility will remain available over the life of these investments.
The IRR for the investments shown in the above table reflect the returns underwritten by the Manager, calculated on a weighted average basis assuming no dispositions, early prepayments or defaults but assumes extensions are exercised and that the cost of borrowings and derivative instruments under the Wells Facility remains constant over the remaining terms and extension terms under this facility. The calculation also assumes extension options on the Wells Facility with respect to the
Hilton CMBS are exercised. With respect to the mezzanine loan for the New York City multifamily condominium conversion that closed in December 2012 and the mezzanine loan for the New York City condominium construction that closed in
January 2013, the IRR calculation assumes certain estimates with respect to the timing and magnitude of future fundings for the remaining commitments and associated loan repayments, as well as assuming no defaults.  IRR is the annualized effective compounded return rate that accounts for the time-value of money and represents the rate of return on an investment over a holding period expressed as a percentage of the investment. It is the discount rate that makes the net present value of all cash outflows (the costs of investment) equal to the net present value of cash inflows (returns on investment). It is derived from the negative and positive cash flows resulting from or produced by each transaction (or for a transaction involving more than one investment, cash flows resulting from or produced by each of the investments), whether positive, such as investment returns, or negative, such as transaction expenses or other costs of investment, taking into account the dates on which such cash flows occurred or are expected to occur, and compounding interest accordingly. There can be no assurance the actual IRRs will equal the underwritten IRRs shown in the table. See “Risk Factors” in the Company’s
Annual Report on Form 10-K for the year ended December 31, 2012 for a discussion of some of the factors that could adversely impact the returns received by the Company from the investments shown in the table over time.
Substantially all of the Company’s borrowings under the JPMorgan Facility were repaid.  The Company's ability to achieve its underwritten levered weighted average IRR with regard to its portfolio of first mortgage loans is additionally
dependent upon the Company re-borrowing approximately $53,000 under the JPMorgan Facility or any replacement facility.   Without such re-borrowing, the levered weighted average IRRs will be as indicated in the current weighted average
IRR column above.

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI – Portfolio Overview
Diversified Investment Portfolio with Amortized Cost Basis of $733 million
Net Invested Equity at Amortized Cost Basis Gross Assets at Amortized Cost Basis
CMBS - AAA
23%
CMBS - Hilton
9%
First Mortgages
20%
Subordinate
Loans
48%
CMBS - AAA
4%
CMBS - Hilton
4%
First Mortgages
27%
Subordinate
Loans
65%

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI – Portfolio Diversification
The portfolio is diversified by property type and geographic location
Geographic Diversification by Net Equity
Property Type by Net Equity
(1) Other category includes the subordinate financing on a ski resort and a first mortgage loan on a development site with income producing parking lots.
Securities
8%
Residential
30%
Hotel
32%
Office
9%
Retail
4%
Mixed
Use/Other(2)
11%
Industrial
6%
New York City
49%
Northeast
(excluding NYC)
3%
Securities
8%
Southeast
2%
Mid-Atlantic
9%
Midwest
11%
West
13%
Southwest
5%

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI – Loan Portfolio - Maturity and Type
Fully Extended Loan Maturity Schedule ($000s)
(1)(2)
(1) Based upon Face Amount of Loans; Does not include CMBS (AAA or Hilton).
(2) For the NYC condominium conversion loan that closed in December 2012 and the NYC condominium construction loan that closed in January 2013, the maturities reflect the fully funded amounts of the loans.
Loan Position and Rate Type
(1)
$16.9
$44.0
$116.8
$98.1
$120.0
$84.9
$-
$8.9
$-
$16.4
$32.0
$0
$20
$40
$60
$80
$100
$120
$140
2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023
66% Fixed Rate/34% Floating Rate
Senior Loan Fixed
17%
Subordinate Loan
49%
Subordinate Loan
22%
Senior Loan
12%
Fixed
Floating
Floating

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI – Loan Portfolio – Loan Level LTV (Through Last Invested Dollar)
First Mortgage Loans
Subordinate Financings
0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100%
Description ($ in thousands) Location
Balance at
June 30, 2013
Starting
LTV
Ending
LTV
First Mortgage - Condo Conversion (1) New York 45,000 $              0% 31%
First Mortgage - Hotel New York  31,443 $              0% 42%
First Mortgage - Office New York 27,293 $              0% 35%
First Mortgage - Hotel Maryland 25,111 $              0% 62%
First Mortgage - Parking/Development Site
Massachusetts 16,890 $              0% 21%
Total 145,737 $
(1)
Both loans are for the same property; Ending LTV for the Condominium Conversion mezzanine loan is based upon the committed amount of $35 million.
(2)
Ending LTV is based upon the aggregate face value ($23.8 million) of the senior sub-participation interests at the date of investment; ARI purchased the senior sub-participation interests for $17.8 million
(approximately 75% of face value).
(2)
Description ($ in thousands) Location
Balance at
June 30, 2013
Starting
LTV
Ending
LTV
Subordinate - Condo Development New York 58,699 $              33% 45%
Subordinate - Hotel Portfolio Various 49,516 $              53% 60%
Subordinate - Multifamily Conversion New York 44,000 $              51% 78%
Subordinate - Ski Resort California 40,000 $              34% 54%
Subordinate - Industrial Portfolio Various 32,000 $              67% 75%
Subordinate - Hotel Portfolio New York 25,000 $              56% 60%
Subordinate - Hotel Portfolio Minnesota 24,904 $              57% 69%
Subordinate - Retail Virginia 23,605 $              60% 73%
Subordinate - Multifamily Conversion New York 18,000 $              48% 60%
Subordinate - Hotel New York 15,000 $              56% 69%
Subordinate - Office Missouri 9,914 $                61% 71%
Subordinate - Office Michigan 8,888 $                42% 54%
Subordinate - Mixed Use North Carolina 6,525 $                64% 77%
Subordinate - Condo Conversion
(1)
New York 350 $                   31% 55%
Total 356,402 $
0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100%

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI – CMBS Portfolio
Face
Amortized
Cost
Remaining Weighted
Average Life with
Extensions (years)
Estimated
Fair Value Debt
Net
Equity at
Cost
CMBS – AAA $163,162 $165,553 1.4 $165,173 $144,200 $21,353
CMBS – Hilton 71,498 69,521 2.4 71,944 47,109 22,412
CMBS – Total $234,660 $235,074 1.8 Year $237,117 $191,309 $43,765
CMBS - AAA
CUSIP Description
07388YAB8 BSCMS 07-PW16 A2
07401DAB7 BSCMS 2007-PW18 A2
12513YAC4 CD 2007-CD4 A2B
61754KAC9 MSC 07-IQ14 A2
92978YAB6 WBCMT 07-C32 A2
CMBS - AAA
CUSIP Description
36246LAB7 GSMS 2007-GG10 A2
46630JAK5 JPMCC 2007-LDPX A2S
61751NAD4 MSC 2007-HQ11 A31
92978TAB7 WBCMT 2007-C31 A2
CMBS – Hilton
CUSIP Description
05956KAA6 BALL 2010-HLTN

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
Portfolio Metrics – Quarterly Migration Summary
Portfolio Metrics ($ in thousands)
Q2 2013 Q1 2013 Q4 2012 Q3 2012 Q2 2012
(Investment balances represent amortized cost)
First Mortgage Loans 143,492 $         142,833 $         142,921 $         104,101 $         103,320 $
Subordinate Loans 354,865 286,569 246,246 196,177 179,602
Repurchase Agreement - - 6,598 10,975 41,696
CMBS - AAA 165,553 188,824 203,463 223,781 280,697
CMBS - Hilton 69,521 69,912 70,250 70,521 70,719
Total Investments 733,431 $         688,138 $         669,478 $         605,555 $         676,034 $
(Investment balances represent net equity, at cost)
First Mortgage Loans 143,489 $         142,830 $         142,918 $         104,098 $         50,260 $
Subordinate Loans 354,865 286,569 246,246 196,177 179,602
Repurchase Agreement - - 6,598 10,975 41,696
CMBS - AAA 21,353 24,620 26,636 29,712 32,520
CMBS - Hilton 22,412 22,175 21,922 21,623 21,260
Net Equity in Investments at Cost 542,119 $         476,194 $         444,320 $         362,585 $         325,338 $
Weighted Average IRR
(1)
14.2%
(2)
14.2%
(2)
14.1%
(2)
14.9%
(2)
15.0%
Weighted Average Duration 3.0 Years 3.0 Years 3.1 Years 3.3 Years 2.9 Years
Loan Portfolio Weighted Average Ending LTV (3)
56.0% 53.6% 55.6% 58.0% 57.1%
Borrowings 191,312 $         211,944 $         225,158 $         242,970 $         350,696 $
The IRR for the investments shown in the above table reflect the returns underwritten by the Manager, calculated on a weighted average basis assuming no dispositions, early prepayments or defaults but assumes extensions are exercised and that the cost of borrowings and derivative instruments under the Wells Facility remains constant over the remaining terms and extension terms under this facility. The calculation also assumes extension options on the Wells Facility with respect to the Hilton CMBS are exercised. With respect to the mezzanine loan for the New York City multifamily condominium conversion that closed in December 2012 and the mezzanine loan for the New York City condominium construction that closed in January 2013, the IRR calculation assumes certain estimates with respect to the timing and magnitude of future fundings for the remaining commitments and associated loan repayments, as well as assuming no defaults.  IRR is the annualized effective compounded return rate that accounts for the time-value of money and represents the rate of return on an investment over a holding period expressed as a percentage of the investment. It is the discount rate that makes the net present value of all cash outflows (the costs of investment) equal to the net present value of cash inflows (returns on investment). It is derived from the negative and positive cash flows resulting from or produced by each transaction (or for a transaction involving more than one investment, cash flows resulting from or produced by each of the investments), whether positive, such as investment returns, or negative, such as transaction expenses or other costs of investment, taking into account the dates on which such cash flows occurred or are expected to occur, and compounding interest accordingly. There can be no assurance the actual IRRs will equal the underwritten IRRs shown in the table. See “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 for a discussion of some of the factors that could adversely impact the returns received by the Company from the investments shown in the table over time.
Represents an underwritten levered weighted average IRR.  The Company's ability to achieve the underwritten levered weighted average IRR,  additionally depends upon the Company re-borrowing approximately $53,000 under the JPMorgan Facility or any
replacement facility with regard to its portfolio of first mortgage loans.   Without such re-borrowing, the levered weighted average IRR will be significantly lower than the amount shown above, as indicated in the weighted average IRR column on page 10.
Does not include CMBS (AAA or Hilton).
(1)
(2)
(3)

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
ARI had total borrowings outstanding of $191.3 million at June 30, 2013
ARI’s borrowings had the following remaining maturities at June 30, 2013:
Financing Overview
Facility ($000s) Debt Balance
Weighted
Average
Remaining
Maturity
(1)
Cost of
Funds
Hedged
Cost of
Funds
Wells Facility
(1)
$191,309 1.1 1.4% 1.5%
JPMorgan Facility 3 1.6 2.7% 2.7%
Total Borrowings at June 30, 2013 $191,312 1.1 Years 1.4% 1.5%
Facility ($000s)
Less than 1
year 1 to 3 years 3 to 5 years Total
Wells Facility
(1)
$146,401 $44,908 $- $191,309
JPMorgan Facility - 3 - 3
Total Borrowings at June 30, 2013 $146,401 $44,911 $- $191,312
(1)
Assumes extension options on both the JP Morgan Facility and the Wells Facility are exercised. At June 30, 2013, the interest rate with respect to outstanding borrowings used to finance AAA CMBS was LIBOR plus
105bps and the interest rate with respect to outstanding borrowings used to finance the Hilton CMBS was LIBOR plus 175bps.

18 COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”) Financials

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
Consolidated Balance Sheets
(in thousands—except share and per share data)
June 30, 2013 December 31, 2012
Assets:
Cash 156,797 $                  108,619 $
Securities available-for-sale, at estimated fair value 52,909                      67,079
Securities, at estimated fair value 184,208                    211,809
Commercial mortgage loans, held for investment 143,492                    142,921
Subordinate loans, held for investment 354,865                    246,246
Repurchase agreements, held for investment -                           6,598
Interest receivable 4,830                        4,277
Deferred financing costs, net 1,018                        678
Other assets -                           203
Total Assets 898,119 $                  788,430 $
Liabilities and Stockholders' Equity
Liabilities:
Borrowings under repurchase agreements 191,312 $                  225,158 $
Derivative instruments, net 25                            155
Accounts payable and accrued expenses 1,367                        1,265
Payable to related party 2,600                        2,037
Dividends payable 16,821                      12,891
Total Liabilities 212,125                    241,506
Stockholders' Equity:
Preferred stock, $0.01 par value, 50,000,000 shares authorized and 3,450,000 shares issued and outstanding in 2013
and 2012 35                            35
Common stock, $0.01 par value, 450,000,000 shares authorized 36,880,410 and 28,044,106 shares issued and
outstanding in 2013 and 2012, respectively 369                          280
Additional paid-in-capital 695,572                    546,065
Retained earnings (accumulated deficit) (9,320)                       574
Accumulated other comprehensive loss (662)                         (30)
Total Stockholders' Equity 685,994                    546,924
Total Liabilities and Stockholders' Equity 898,119 $                  788,430 $

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
Consolidated Statement of Operations
June 30, 2013 June 30, 2012 June 30, 2013 June 30, 2012
Net interest income:
Interest income from securities 3,014 $                3,230 $                6,101 $               8,552 $
Interest income from commercial mortgage loans 3,676                   2,791                   7,268                  5,026
Interest income from subordinate loans 11,498                 5,859                   22,953                11,172
Interest income from repurchase agreements -                      2,000                   2                        3,559
Interest expense (955)                    (1,929)                 (2,024)                 (5,171)
Net interest income 17,233              11,951              34,300              23,138
Operating expenses:
General and administrative expenses (includes $428 and $1,311 of equity-based compensation in 2013 and $886 and $1,969 in 2012,
respectively) (1,437)                 (2,762)                 (3,333)                 (4,798)
Management fees to related party (2,600)                 (1,292)                 (4,759)                 (2,581)
Total operating expenses (4,037)                (4,054)                (8,092)                (7,379)
Interest income from cash balances 16                       -                         16                      1
Realized gain on sale of securities -                         -                         -                     262
Unrealized gain (loss) on securities (1,421)                 2,078                   (2,500)                 3,463
Loss on derivative instruments (includes unrealized gains of $57 and
$130 in 2013 and $192 and $187 in 2012, respectively) (2)                       (65)                      (3)                       (482)
Net income 11,789 $           9,910 $             23,721 $           19,003 $
Preferred dividends (1,860)                 -                         (3,720)                 -
Net Income available to common shareholders 9,929 $             9,910 $             20,001 $           19,003 $
Basic and diluted net income per share of common stock    0.27 $                 0.47 $                 0.59 $                 0.91 $
Basic and diluted weighted average shares of common stock outstanding 37,373,885          20,991,450          33,946,329         20,978,938
Dividend declared per share of common stock 0.40 $                 0.40 $                 0.80 $                 0.80 $
Three months ended Six months ended

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
Reconciliation of Operating Earnings to Net Income
June 30, 2013
Earnings Per Share
(Diluted) June 30, 2012
Earnings Per Share
(Diluted)
Operating Earnings:
Net income available to common stockholders $9,929 $0.27 $9,910 $0.47
Adjustments:
Unrealized (gain)/loss on securities 1,421 0.03 (2,078) (0.09)
Unrealized gain on derivative instruments (57)
-
(192) (0.01)
Equity-based compensation expense 428 0.01 886 0.04
Total adjustments: 1,792 0.04 (1,384) (0.06)
Operating Earnings 11,721 $0.31 $8,526 $0.41
Basic and diluted weighted average common shares outstanding 37,373,885 20,991,450
Three Months Ended
June 30, 2013
Earnings Per Share
(Diluted) June 30, 2012
Earnings Per Share
(Diluted)
Operating Earnings:
Net income available to common stockholders $20,001 $0.59 $19,003 $0.91
Adjustments:
Unrealized (gain)/loss on securities 2,500 0.07 (3,463) (0.16)
Unrealized gain on derivative instruments (130)
-
(187) (0.01)
Equity-based compensation expense 1,311 0.04 1,969 0.09
Total adjustments: 3,681 0.11 (1,681) (0.08)
Operating Earnings 23,682 $0.70 $17,322 $0.83
Basic and diluted weighted average common shares outstanding 33,946,329 20,978,938
Six Months Ended

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
Financial Metrics – Quarterly Migration Summary
(1) Operating Earnings is a non-GAAP financial measure that is used by the Company to approximate cash available for distribution and is defined by the Company as net income, computed in accordance with GAAP, adjusted for (i) equity-based compensation expense
(a portion of which may become cash-based upon final vesting and settlement of awards should the holder elect net share settlement to satisfy income tax withholding) and (ii) any unrealized gains or losses or other non-cash items included in net income.  Please see slide 21 for a reconciliation of Operating Earnings and Operating Earnings per Share to GAAP net income and GAAP net income per share.
(2) The Company carries loans at amortized cost and its CMBS securities are marked to market.  Management estimates the fair value of the Company’s financial assets.
(3) Return on common equity is calculated as annualized Operating Earnings for the period as a percentage of average stockholders equity for the period.
Financial Metrics
($ in thousands, except per share data)
Q2 2013 Q1 2013 Q4 2012 Q3 2012 Q2 2012
Net Interest Income 17,233 $          17,067 $          12,303 $          13,236 $          11,951 $
Management Fee 2,600 2,160 2,040 1,518 1,292
General and Administrative Costs 1,009 1,012 935 1,154 1,876
Non-Cash Stock Based Compensation 428 883 380 1,276 886
Net Income Available to Common Stockholders 9,929 $            10,072 $          7,108 $            10,992 $          9,910 $
GAAP Diluted EPS 0.27 $               0.33 $               0.26 $               0.52 $               0.47 $
Operating Earnings
(1)
11,721 $          11,963 $          7,375 $            9,218 $            8,526 $
Operating EPS
(1)
0.31 $               0.39 $               0.27 $               0.44 $               0.41 $
Distributions Declared to Common Stockholders 0.40 $               0.40 $               0.40 $               0.40 $               0.40 $
GAAP Book Value per Common Share 16.26 $            16.41 $            16.43 $            16.58 $            16.59 $
Fair Value per Common Share
(2)
16.55 $            16.71 $            16.84 $            17.16 $            17.22 $
Total Stockholders' Equity 685,994 $         691,185 $         546,924 $         427,421 $         341,518 $
Basic and diluted weighted average common shares
outstanding
37,373,885 30,105,939 27,608,787 20,992,312 20,991,450
Return on Common Equity Based on Operating Earnings
7.8% 9.6% 6.8% 10.8% 10.0%
(3)